Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Cash And Cash Equivalents [Abstract]
Cash balances	$ 308	$ 830
Bank balances	641,870	593,747
Time deposits	749,671	1,168,331
Other fixed-income instruments	115,144	176,089
Total	$ 1,506,993	$ 1,938,997